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                                                                      EXHIBIT 99



    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
         RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

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     I, Robert J. Chaney, Chief Executive Officer, and I, John C. Barney, Chief
Financial Officer, of UGI Utilities, Inc., a Pennsylvania corporation (the "Company"), hereby certify that:

     (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    *  *  *


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER


/s/ Robert J. Chaney                        /s/ John C. Barney
-----------------------                     -----------------------
Robert J. Chaney                            John C. Barney

Date:  August 12, 2002                      Date:  August 12, 2002